| UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        November 23, 2005

                         AMALGAMATED TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-25007                                          65-0656268
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(Commission File Number)                       (IRS Employer Identification No.)


153 East 53rd St., 48th Fl., New York, NY                                10022
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 521-5180
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On November 18, 2005, each of Irwin Gross and David Goddard resigned, effective as of such date, from their respective positions as a director of Amalgamated Technologies, Inc.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 23, 2005                        Amalgamated Technologies, Inc.

                                                 By:         /s/ Robert Ellin
                                                 Name:       Robert Ellin
                                                 Title:      President